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                     EXHIBIT 10.7(P) TO OGDEN'S 1997 FORM 10-K


                           KEY MANAGEMENT INCENTIVE PLAN

OBJECTIVE

Ogden Corporation is introducing an alternative incentive plan designed to maximize shareholder value by increasing earnings per share.

PLAN DESIGN

The plan establishes target incentive awards by participant such that participants receive competitive market cash compensation for budget performance on two performance measures.

The two performance measures are as follows:

     Measure EARNINGS PER SHARE (1) relative to actual levels achieved in 1997 by Ogden Corporation and targets set for 1998.

     Measure INDIVIDUAL CONTRIBUTION relative to the achievement of pre-determined goals.

The weights that will be applied to the two performance measures are as follows:

          - The earnings per share award will constitute 50% of the total award at target.

          - The individual contribution award will constitute 50% of the total award.

The size of the earnings per share component varies based on earnings per share performance above or below target. Threshold (or minimum) performance levels have been established. No maximum performance levels have been established.

The size of the individual contribution component will be determined by operating income results, business development efforts, control of operating expenses and the achievement of individual, pre-determined goals.


                                         EPS

OPERATING UNIT      % GOAL ACHIEVED     PAYOUT (AS % OF AWARD COMPONENT)
--------------      ---------------     --------------------------------
  Aviation             < $1.35                           0
Entertainment            $1.50                          25%
   Energy                $1.65                         100%
  Corporate              $1.80                         150%
Individual performance represents 50% of the total incentive award.

The total award is the sum of the earnings per share award and individual performance.


____________________

(1)  Earnings per share shall be defined as primary earnings per share reported.


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                                                                       PLAN A  2


EXAMPLE  (NEW PLAN)
Ogden Executive - Entertainment

     Base Salary         $130,000
     Target Incentive    $ 60,000
                         (50% EPS            $30,000)
                         (50% Individual
                                Cont.        $30,000)

Individual contribution will be determined based on operating income, business development (if applicable), controlling operating expenses, staff development, etc.



                              Performance Measure      Actual Performance       % Goal Achieved
                              -------------------      ------------------       ---------------
Earnings Per Share                   $1.65                    $1.65                   100%
Individual contribution          Above Average


                                                          Incentive Award Payout
                                                          ----------------------

Earnings Per Share Performance earns 100% of $30,000              $30,000
Individual Contribution                                           $25,000
                                                                  -------
               TOTAL AWARD                                        $55,000
                                                                  =======

(EXISTING PLAN)

PLEASE NOTE: Under the existing incentive plan, the incentive award payout is calculated as follows:

     Base                $130,000
     Target Incentive    $ 40,000
                              (75% Operating Income       $30,000)
                              (25% Individual Performance $10,000)

     Performance Measure                     Actual Measure
     -------------------                     --------------
Operating Income Target $31.3            Operating Income $34.3

     Incentive Award Payout
     ----------------------
  Operating Income Performance
     at 110% of 30,000             $33,000
     Individual Performance        $10,000(2)
                                   -------

               Total Award         $43,000
                                   =======


____________________
(2) May vary dependent upon individual contribution.

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                                                                       PLAN A  3


PLAN PARTICIPANTS

A total of twenty-one (21) management employees may participate in the revised incentive plan in 1997. Employees are expected to be selected to participate in the plan based upon level of responsibility and ability to impact the performance measures stated. A breakdown of suggested participants by operating units is as follows:

     OPERATING UNIT                          NUMBER OF PARTICIPANTS

     Entertainment                                Four (4)
     Aviation                                     Four (4)
     Energy                                       Seven (7)
     Corporate                                    Six (6)